UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21506

Name of Fund: BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Enhanced Capital and Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Section 19(b) Disclosure

BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes
$0.360 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the
Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, com-
panies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website www.blackrock.com.

2	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this share-
holder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous nat-
ural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earn-
ings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in
2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a steady rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	16.36%	17.22%
US small cap equities (Russell 2000® Index)	23.73	22.20
International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18
Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.
As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2011

Fund Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Fund”) investment objective is to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of US and foreign issuers. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund utilizes an option writing (selling)
strategy to enhance dividend yield.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

• For the six months ended April 30, 2011, the Fund returned 9.85%
based on market price and 11.87% based on net asset value
(“NAV”). For the same period, the benchmark S&P 500 Value Index returned 17.97%. All returns reflect reinvestment of dividends. The
Fund's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and perform-
ance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

• The main detractor from Fund performance relative to the S&P 500
Value Index was stock selection within health care. The Fund’s under-
weight position in the energy sector also hampered returns. On an individual security basis, Eli Lilly & Co., Kimberly-Clark Corp. and
Kraft Foods, Inc. detracted from performance.

• Contributing positively to performance was the Fund’s underweight and stock selection in the financials sector. The Fund’s slight over-
weight and stock selection within consumer discretionary aided returns as did stock selection within information technology (“IT”).
On an individual security basis, overweight positions in Exxon Mobil
Corp., MetLife, Inc. and The Travelers Cos., Inc. boosted returns.

Describe recent portfolio activity.

• During the six-month period, we increased the Fund’s exposure to the health care, financials and industrials sectors, while reducing exposure to energy.

Describe Fund positioning at period end.

• At period end, the Fund is overweight in the IT, industrials and materi-
als sectors, while underweight in financials, utilities, consumer discre-
tionary, energy and consumer staples. The Fund is neutral in health care.

• The economy has improved, although it is behind the level of growth typically seen at this point in the economic cycle. Despite strong cycli-
cal tailwinds, some macroeconomic headwinds remain which lend to caution on our part. Our caution stems from: the absolute level of unemployment remaining high; state, local and federal budget deficits being worrisome; the financial system remaining fragile; turmoil in the
Middle East and North Africa which has impacted oil prices; and the earthquake in Japan which may cause supply disruptions. These concerns are somewhat offset by improving consumer confidence, equity markets continuing to be priced at reasonable valuations, US corporate balance sheets that are flush with cash and a more business-friendly tone from Washington DC. Given this backdrop, portfolio positioning is more balanced. Our IT exposure gives us a cyclical posture that is offset by more defensive positions in consumer staples and health care. We favor large-cap companies and companies that have a greater exposure to global growth.

• On June 1, 2011, the Fund announced the reduction of its quarterly distribution per share effective with its declaration that day. This divi-
dend reduction takes into account the Fund’s relatively high current distribution level, the current level of the Fund’s net assets and current and projected levels of dividend income, option premiums and volatility in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Fund Information
Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Yield on Closing Market Price as of April 30, 2011 ($15.48)[1]	12.53%
Current Quarterly Distribution per share[2]	$0.485
Current Annualized Distribution per share[2]	$1.940

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The Quarterly Distribution per Common Share, declared on June 1, 2011, was decreased to $0.360 per share. The yield on Closing Market Price, Current Quarterly
Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/11	10/31/10	Change	High	Low
Market Price	$15.48	$15.03	2.99%	$15.87	$14.54
Net Asset Value	$15.24	$14.53	4.89%	$15.39	$14.20

The following charts show the ten largest holdings and sector allocations of the Fund’s long-term investments:

Ten Largest Holdings
4/30/11
Maxim Integrated Products, Inc.	3%
The Travelers Cos., Inc.	3
Chevron Corp.	3
CenturyLink, Inc.	3
Bristol-Myers Squibb Co.	3
Pfizer, Inc.	3
Kraft Foods, Inc.	3
Unilever NV-ADR	3
Kimberly-Clark Corp.	3
Eli Lilly & Co.	3

Sector Allocations
	4/30/11	10/31/10
Financials	16%	16%
Information Technology	14	14
Health Care	13	14
Energy	11	10
Consumer Staples	10	11
Industrials	10	10
Consumer Discretionary	9	8
Telecommunication Services	8	8
Materials	5	5
Utilities	4	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	5

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an invest-
ment that it might otherwise sell. The Fund’s investments in these instru-
ments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Schedule of Investments April 30, 2011 (Unaudited)
 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.4%
Honeywell International, Inc. (a)	276,500	$ 16,930,095
Northrop Grumman Corp. (a)	164,900	10,489,298
Raytheon Co. (a)	177,700	8,627,335
		36,046,728
Capital Markets — 3.5%
Invesco Ltd. (a)	590,900	14,695,683
Morgan Stanley (a)	332,613	8,697,830
		23,393,513
Chemicals — 2.7%
E.I. du Pont de Nemours & Co. (a)	321,200	18,240,948
Commercial Banks — 1.2%
Wells Fargo & Co. (a)	273,100	7,949,941
Communications Equipment — 0.5%
Nokia Oyj - ADR (a)	389,100	3,591,393
Diversified Financial Services — 3.9%
Citigroup, Inc. (a)(b)	2,289,300	10,507,887
JPMorgan Chase & Co. (a)	340,600	15,541,578
		26,049,465
Diversified Telecommunication Services — 7.8%
AT&T Inc. (a)	448,800	13,966,656
CenturyLink, Inc. (a)	512,845	20,913,811
Verizon Communications, Inc. (a)	465,900	17,601,702
		52,482,169
Electric Utilities — 2.6%
NextEra Energy, Inc. (a)	132,600	7,501,182
The Southern Co. (a)	258,900	10,107,456
		17,608,638
Electrical Equipment — 2.2%
Emerson Electric Co. (a)	247,800	15,056,328
Energy Equipment & Services — 3.3%
Ensco Plc - ADR (a)	240,600	14,344,572
Halliburton Co. (a)	150,600	7,602,288
		21,946,860
Food Products — 7.6%
General Mills, Inc. (a)	320,800	12,376,464
Kraft Foods, Inc. (a)	596,700	20,037,186
Unilever NV - ADR (a)	574,800	18,968,400
		51,382,050
Household Products — 2.8%
Kimberly-Clark Corp. (a)	284,000	18,761,040
IT Services — 1.5%
International Business Machines Corp. (a)	59,300	10,115,394
Industrial Conglomerates — 1.9%
General Electric Co. (a)	639,700	13,081,865
Insurance — 6.9%
ACE Ltd. (a)	161,400	10,854,150
MetLife, Inc. (a)	284,400	13,307,076
The Travelers Cos., Inc. (a)	346,930	21,953,730
		46,114,956

Common Stocks	Shares	Value
Media — 5.0%
Comcast Corp., Special Class A (a)	665,800	$ 16,345,390
Time Warner, Inc. (a)	451,100	17,078,646
		33,424,036
Metals & Mining — 2.4%
Nucor Corp. (a)	341,100	16,018,056
Multi-Utilities — 1.4%
Dominion Resources, Inc.	206,700	9,595,014
Oil, Gas & Consumable Fuels — 7.6%
Chevron Corp. (a)	198,100	21,680,064
Exxon Mobil Corp. (a)	200,900	17,679,200
Marathon Oil Corp.	224,200	12,115,768
		51,475,032
Pharmaceuticals — 12.9%
Bristol-Myers Squibb Co. (a)	742,200	20,855,820
Eli Lilly & Co. (a)	503,400	18,630,834
Johnson & Johnson (a)	143,000	9,397,960
Merck & Co., Inc. (a)	480,300	17,266,785
Pfizer, Inc. (a)	986,800	20,683,328
		86,834,727
Semiconductors & Semiconductor Equipment — 9.5%
Analog Devices, Inc. (a)	433,000	17,454,230
Intel Corp. (a)	727,500	16,870,725
LSI Corp. (b)	1,033,900	7,578,487
Maxim Integrated Products, Inc. (a)	809,300	22,126,262
		64,029,704
Software — 1.8%
Microsoft Corp. (a)	464,300	12,081,086
Specialty Retail — 3.9%
Home Depot, Inc. (a)	371,100	13,782,654
Limited Brands, Inc.	295,800	12,175,128
		25,957,782
Total Long-Term Investments
(Cost $653,597,838) – 98.3%		661,236,725
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (c)(d)	25,699,907	25,699,907
Total Short-Term Securities
(Cost — $25,699,907) — 3.8%		25,699,907
Total Investments Before Options Written
(Cost — $679,297,745*) — 102.1%		686,936,632

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	7

Schedule of Investments (continued)
 (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options — (1.3)%
ACE Ltd., Strike Price $62, Expires 5/05/11	100	$ (52,727)
AT&T Inc., Strike Price $30.80, Expires 5/21/11	1,470	(83,220)
Analog Devices, Inc., Strike Price $38, Expires 5/21/11	1,515	(393,900)
Bristol-Myers Squibb Co., Strike Price $26,
Expires 5/21/11	4,080	(893,520)
Citigroup, Inc., Strike Price $4.50, Expires 5/21/11	8,000	(108,000)
Comcast Corp., Special Class A:
Strike Price $23.50, Expires 5/18/11	375	(44,086)
Strike Price $23, Expires 5/21/11	700	(113,750)
Eli Lilly & Co.:
Strike Price $36, Expires 5/21/11	1,370	(143,850)
Strike Price $35.50, Expires 5/26/11	1,400	(216,334)
Ensco Plc - ADR, Strike Price $60, Expires 6/18/11	1,325	(291,500)
Exxon Mobil Corp., Strike Price $82.50,
Expires 5/21/11	755	(421,470)
General Electric Co., Strike Price $20.25,
Expires 5/26/11	2,400	(123,557)
General Mills, Inc.:
Strike Price $36, Expires 5/21/11	685	(179,470)
Strike Price $37, Expires 5/21/11	660	(112,530)
Halliburton Co.:
Strike Price $46, Expires 5/21/11	360	(171,000)
Strike Price $48, Expires 5/21/11	110	(33,550)
Home Depot, Inc., Strike Price $37, Expires 5/21/11	2,785	(242,295)
Honeywell International, Inc., Strike Price $60,
Expires 5/21/11	755	(134,390)
Intel Corp., Strike Price $20.25, Expires 5/26/11	350	(101,500)
International Business Machines Corp.:
Strike Price $160, Expires 5/21/11	35	(37,188)
Strike Price $165, Expires 5/21/11	290	(171,825)
Invesco Ltd., Strike Price $25.25, Expires 5/10/11	1,050	(30,089)
JPMorgan Chase & Co., Strike Price $45,
Expires 5/21/11	1,195	(144,595)
Johnson & Johnson, Strike Price $60, Expires 5/21/11	1,070	(615,250)
Maxim Integrated Products, Inc.:
Strike Price $25, Expires 5/21/11	2,145	(525,525)
Strike Price $26, Expires 5/21/11	695	(109,463)
Merck & Co., Inc.:
Strike Price $34, Expires 5/21/11	1,320	(270,600)
Strike Price $34, Expires 5/31/11	1,320	(261,646)
MetLife, Inc.:
Strike Price $44, Expires 5/21/11	395	(120,475)
Strike Price $45, Expires 5/21/11	600	(132,300)
Microsoft Corp.:
Strike Price $26, Expires 5/21/11	2,250	(88,875)
Strike Price $26, Expires 6/18/11	1,250	(78,750)
Morgan Stanley, Strike Price $28, Expires 5/21/11	1,160	(8,700)
NextEra Energy, Inc., Strike Price $55, Expires 5/21/11	995	(174,125)
Nokia Oyj - ADR, Strike Price $8.35, Expires 5/21/11	825	(72,600)
Northrop Grumman Corp., Strike Price $62.50,
Expires 5/21/11	1,235	(213,038)
Nucor Corp.:
Strike Price $46, Expires 5/21/11	1,090	(172,765)
Strike Price $47, Expires 5/21/11	100	(9,800)
Pfizer, Inc., Strike Price $20, Expires 5/21/11	3,825	(405,450)
Raytheon Co.:
Strike Price $51, Expires 5/10/11	665	(1,539)
Strike Price $49, Expires 5/21/11	670	(40,200)
The Southern Co., Strike Price $38, Expires 5/21/11	4	(456)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Time Warner, Inc., Strike Price $36, Expires 5/21/11	2,480	$ (536,920)
The Travelers Cos., Inc., Strike Price $60, Expires 5/21/11 610		(207,400)
Wells Fargo & Co., Strike Price $30, Expires 5/21/11	386	(8,878)
		(8,299,101)
Over-the-Counter Call Options — (1.1)%
AT&T Inc., Strike Price $28.50, Expires 5/09/11,
Broker Citibank NA	100,000	(262,000)
CenturyLink, Inc.:
Strike Price $40.45, Expires 5/06/11, Broker
Societe Generale	89,856	(49,367)
Strike Price $40.40, Expires 5/10/11,
Broker Citibank NA	70,803	(46,392)
Strike Price $41.29, Expires 5/16/11,
Broker Credit Suisse International	96,512	(31,475)
Strike Price $41.83, Expires 5/27/11,
Broker UBS AG	24,877	(7,725)
Chevron Corp., Strike Price $106.77, Expires
5/11/11, Broker UBS AG	148,500	(450,669)
Comcast Corp., Special Class A, Strike Price
$22.95, Expires 5/04/11, Broker Societe Generale	266,500	(426,400)
Dominion Resources, Inc.:
Strike Price $45.71, Expires 5/02/11, Broker
Goldman Sachs Bank USA	53,000	(39,068)
Strike Price $45.13, Expires 5/06/11, Broker
Goldman Sachs Bank USA	102,000	(132,170)
E.I. du Pont de Nemours & Co.:
Strike Price $54.12, Expires 5/20/11,
Broker UBS AG	120,000	(332,017)
Strike Price $54.39, Expires 5/20/11,
Broker UBS AG	120,000	(304,979)
Emerson Electric Co., Strike Price $58.20,
Expires 5/02/11, Broker Goldman Sachs Bank USA	87,000	(222,720)
Exxon Mobil Corp., Strike Price $83.08,
Expires 5/09/11, Broker UBS AG	75,000	(369,000)
General Electric Co., Strike Price $20.37,
Expires 5/20/11, Broker Goldman Sachs Bank USA	240,000	(97,325)
General Mills, Inc., Strike Price $37.72, Expires
5/09/11, Broker Morgan Stanley Capital
Services, Inc.	106,500	(101,563)
Halliburton Co., Strike Price $46.10, Expires
5/04/11, Broker Citibank NA	36,000	(157,536)
Honeywell International, Inc., Strike Price $56.88,
Expires 5/10/11, Broker Goldman Sachs Bank USA	76,500	(332,775)
Intel Corp., Strike Price $20.49, Expires 5/20/11,
Broker Goldman Sachs Bank USA	365,000	(970,900)
Invesco Ltd., Strike Price $25.07, Expires 5/18/11,
Broker Morgan Stanley Capital Services, Inc.	102,000	(39,415)
Kimberly-Clark Corp., Strike Price $66.16, Expires
6/09/11, Broker Goldman Sachs Bank USA	156,500	(95,465)
Kraft Foods, Inc.:
Strike Price $31.78, Expires 5/27/11, Broker
Morgan Stanley Capital Services, Inc.	226,000	(417,517)
Strike Price $32.92, Expires 6/14/11, Broker
Goldman Sachs Bank USA	221,000	(235,296)
LSI Corp., Strike Price $6.68, Expires 5/09/11,
Broker Goldman Sachs Bank USA	231,500	(150,556)
Limited Brands, Inc., Strike Price $31.41, Expires
5/05/11, Broker Citibank NA	162,000	(1,579,824)
Marathon Oil Corp., Strike Price $51.55,
Expires 5/05/11, Broker Citibank NA	123,000	(313,176)

See Notes to Financial Statements.

8	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
Maxim Integrated Products, Inc., Strike Price $25.93,
Expires 5/26/11, Broker Morgan Stanley Capital
Services, Inc.	161,000	$ (271,646)
Nokia Oyj - ADR, Strike Price $9.30, Expires 5/31/11,
Broker Morgan Stanley Capital Services, Inc.	75,000	(8,625)
Pfizer, Inc.:
Strike Price $20.53, Expires 5/25/11, Broker
Goldman Sachs Bank USA	175,000	(126,987)
Strike Price $20.50, Expires 5/31/11, Broker UBS AG182,000		(143,795)
The Southern Co.:
Strike Price $38.43, Expires 6/06/11, Broker
Credit Suisse International	98,000	(70,339)
Strike Price $38.90, Expires 6/16/11, Broker
JPMorgan Chase Bank NA	96,000	(50,837)
The Travelers Cos., Inc., Strike Price $63.76, Expires
5/31/11, Broker Morgan Stanley Capital Services, Inc. 120,000		(92,400)
Unilever NV - ADR:
Strike Price $32.18, Expires 5/13/11,
Broker Citibank NA	100,000	(107,219)
Strike Price $32.18, Expires 5/31/11,
Broker Citibank NA	100,000	(126,864)
Verizon Communications, Inc., Strike Price $38.61,
Expires 6/06/11, Broker Credit Suisse International	256,000	(80,456)
		(8,244,498)
Total Options Written
(Premiums Received — $8,811,074) — (2.4)%		(16,543,599)
Total Investments, Net of Outstanding Options Written — 99.7%		670,393,033
Other Assets Less Liabilities — 0.3%		2,216,250
Net Assets — 100.0%		$ 672,609,283

* The cost and unrealized appreciation (depreciation) of investments as of April
30, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$ 716,897,593
Gross unrealized appreciation	$ 18,052,823
Gross unrealized depreciation	(48,013,784)
Net unrealized depreciation	$ (29,960,961)

(a) Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b) Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	April 30,
Affiliate	2010	Activity	2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	11,668,594	14,031,313	25,699,907	$19,489

(d) Represents the current yield as of report date.

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summa-
rized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of invest-
ments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative finan-
cial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long Term
Investments[1]	$ 661,236,725	—	—	$ 661,236,725
Short-Term
Securities	25,699,907	—	—	25,699,907
Total	$ 686,936,632	—	—	$ 686,936,632
[1] See above Schedule of Investments for values in each industry.

Valuation Inputs Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity
contracts	$ (6,890,333) $(9,653,266)	—	$ (16,543,599)
[2] Derivative financial instruments are options, which are shown at value.

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	9

Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $653,597,838)	$ 661,236,725
Investments at value — affiliated (cost — $25,699,907)	25,699,907
Cash pledged as collateral for options written	2,517,055
Foreign currency at value (cost — $9,142)	6,936
Investments sold receivable	14,076,297
Dividends receivable	1,126,901
Prepaid expenses	18,490
Total assets	704,682,311
Liabilities
Options written at value (premiums received - $8,811,074)	16,543,599
Investments purchased payable	14,973,350
Investment advisory fees payable	474,616
Officer's and Directors' fees payable	7,207
Other affiliates payable	3,998
Other accrued expenses payable	70,258
Total liabilities	32,073,028
Net Assets	$ 672,609,283
Net Assets Consist of
Paid-in capital	$ 812,095,160
Distributions in excess of net investment income	(34,655,315)
Accumulated net realized loss	(104,734,718)
Net unrealized appreciation/depreciation	(95,844)
Net Assets	$ 672,609,283
Net Asset Value
Based on net assets of $672,609,283 and 44,121,400 shares outstanding, 200 million shares authorized, $0.10 par value	$ 15.24

See Notes to Financial Statements.

10	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Statement of Operations
Six Months Ended April 30, 2011 (Unaudited)
Investment Income
Dividends	$ 10,914,691
Foreign taxes withheld	(49,394)
Income — affiliated	19,489
Total income	10,884,786
Expenses
Investment advisory	2,769,946
Professional	53,782
Accounting services	48,977
Transfer agent	33,944
Officer and Directors	29,942
Printing	29,247
Custodian	22,346
Registration	7,474
Miscellaneous	20,535
Total expenses	3,016,193
Less fees waived by advisor	(9,140)
Total expenses after fees waived	3,007,053
Net investment income	7,877,733
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	29,250,443
Options written	12,442,743
41,693,186
Net change in unrealized appreciation/depreciation on:
Investments	29,485,749
Options written	(5,197,576)
Foreign currency transactions	(219)
24,287,954
Total realized and unrealized gain	65,981,140
Net Increase in Net Assets Resulting from Operations	$ 73,858,873

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	11

Statements of Changes in Net Assets
	Six Months	Year
	Ended	Ended
	April 30, 2011	October 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 7,877,733	$ 13,492,628
Net realized gain	41,693,186	42,727,531
Net change in unrealized appreciation/depreciation	24,287,954	33,548,288
Net increase in net assets resulting from operations	73,858,873	89,768,447
Dividends and Distributions to Shareholders From
Net investment income	(42,533,048)	(13,492,628)
Net realized gain	—	(57,426,073)
Tax return of capital	—	(12,998,957)
Decrease in net assets resulting from dividends and distributions to shareholders	(42,533,048)	(83,917,658)
Capital Share Transactions
Reinvestment of dividends and distributions	5,434,567	11,536,388
Net Assets
Total increase in net assets	36,760,392	17,387,177
Beginning of period	635,848,891	618,461,714
End of period	$ 672,609,283	$ 635,848,891
Distributions in excess of net investment income	$ (34,655,315)	—

See Notes to Financial Statements.

12	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Financial Highlights

				Period
	Six Months			January 1,
	Ended			2008 to
	April 30, 2011	Year Ended October 31,		October 31,	Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 14.53	$ 14.40	$ 13.78	$ 21.36	$ 22.91	$ 20.31	$ 20.76
Net investment income[1]	0.18	0.31	0.29	0.23	0.31	0.37	0.46
Net realized and unrealized gain (loss)	1.50	1.76	2.27	(6.36)	0.58	3.69	0.29
Net increase (decrease) from investment operations	1.68	2.07	2.56	(6.13)	0.89	4.06	0.75
Dividends and distributions from:
Net investment income	(0.97)[2]	(0.31)	(0.29)	(0.23)	(0.34)	(0.33)	(0.47)
Net realized gain	—	(1.33)	(1.19)	(0.62)	(2.10)	(1.13)	(0.73)
Tax return of capital	—	(0.30)	(0.46)	(0.60)	—	—	—
Total dividends and distributions	(0.97)	(1.94)	(1.94)	(1.45)	(2.44)	(1.46)	(1.20)
Net asset value, end of period	$ 15.24	$ 14.53	$ 14.40	$ 13.78	$ 21.36	$ 22.91	$ 20.31
Market price, end of period	$ 15.48	$ 15.03	$ 13.76	$ 12.37	$ 20.06	$ 20.41	$ 17.21
Total Investment Return[3]
Based on net asset value	11.87%[4]	15.22%	22.01%	(29.46)%[4]	4.79%	21.70%	4.69%
Based on market price	9.85%[4]	24.73%	29.88%	(32.58)%[4]	10.47%	27.95%	0.52%
Ratios to Average Net Assets
Total expenses	0.93%[5]	0.93%	0.95%	1.10%[5]	1.96%	3.54%	2.96%
Total expenses after fees waived and paid indirectly	0.92%[5]	0.93%	0.95%	1.10%[5]	1.96%	3.54%	2.96%
Total expenses after fees waived and paid
indirectly and excluding interest expense	0.92%[5]	0.93%	0.95%	1.01%[5]	1.19%	1.42%	1.47%
Net investment income	2.42%[5]	2.14%	2.16%	1.46%[5]	1.36%	1.75%	2.28%
Supplemental Data
Net assets, end of period (000)	$ 672,609	$ 635,849	$ 618,462	$ 167,996	$ 260,385	$ 279,272	$ 260,638
Borrowings outstanding, end of period (000)	—	—	—	—	—	$ 100,000	$ 109,000
Average borrowings outstanding,
during the period (000)	—	—	—	—	$ 38,788	$ 107,504	$ 109,000
Portfolio turnover	110%	210%	138%	45%	63%	38%	61%
Asset coverage, end of period per $1,000	—	—	—	—	—	$ 3,793	$ 3,391

1 Based on average shares outstanding.
2 A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	13

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”) is
registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting princi-
ples generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transac-
tion between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of
Directors (the “Board”). Equity investments traded on a recognized secu-
rities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independ-
ent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing serv-
ice to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic
Fair Value Price”). Using current market factors, the Systematic Fair Value
Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the oppo-
site effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

14	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net invest-
ment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund's current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from
US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund's US federal tax returns remains open for the year ended December 31, 2007, the period ended October 31, 2008 and the two years ended October 31, 2010. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the return of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund's maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premi-
ums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master
Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collat-
eral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized con-
tractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	15

Notes to Financial Statements (continued)

counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk)
and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases
(writes) an option, an amount equal to the premium paid (received)
by the Fund is reflected as an asset (liability). The amount of the asset
(liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is pur-
chased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instru-
ment acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid).
When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign cur-
rency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the
Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of April 30, 2011

	Liability Derivatives
	Statements
	of Assets and
	Liabilities
	Location	Value
Equity contracts	Options written at value	$16,543,599

The Effect of Derivative Instruments in the Statement of Operations
Six Months Ended April 30, 2011

Net Realized Gain from

Options
Equity contracts	$12,442,743
Net Change in Unrealized Appreciation/Depreciation on

Options
Equity contracts	$ (5,197,576)

For the six months ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	4,270,785
Average notional value of option contracts written	$132,472,020

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

As of April 30, 2011, The PNC Financial Services Group, Inc. ("PNC"),
Bank of America Corporation ("BAC") and Barclays Bank PLC
("Barclays") were the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund's average daily net assets.

16	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the period November 1, 2010 to December 31, 2010, the Fund reimbursed the Manager $5,426 for certain accounting services, which are included in accounting services in the Statement of Operations.

Effective January 1, 2011, the Fund no longer reimburses the Manager for accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended April 30, 2011, were $702,352,482 and
$708,321,521, respectively.

Transactions in options written for the six months ended April 30, 2011, were as follows:

		Calls
		Premiums
	Contracts	Received
Outstanding options,
beginning of period	7,358,380	$ 8,684,558
Options written	17,761,254	31,092,218
Options exercised	(12,313,807)	(17,726,771)
Options closed	(2,623,622)	(2,955,009)
Options expired	(5,627,400)	(10,283,922)
Outstanding options, end of period	4,554,805	$ 8,811,074

As of April 30, 2011, the value of portfolio securities subject to cover call options written was $424,220,632.

5. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

6. Capital Share Transactions:

The Fund is authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares.

At April 30, 2011, 26,677 shares were owned by an affiliate of the Manager.

Shares issued and outstanding increased by 367,118 for the six months ended April 30, 2011 and 800,970 for the year ended October 31,
2010 as a result of dividend reinvestment.

7. Capital Loss Carryforwards:

As of October 31, 2010, the Fund had capital loss carryforwards avail-
able to offset future realized capital gains through the indicated expira-
tion dates:

Expires October 31,
2016	$ 26,706,998
2017	79,505,861
2018	2,615,197
Total	$ 108,828,056

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	17

Notes to Financial Statements (concluded)

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Fund after
October 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

8. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the Fund's financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund will pay a net investment income dividend in the amount of
$0.36 per share on June 30, 2011 to shareholders of record on
June 15, 2011.

18	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee
and Director
Michael Castellano, Director and Member of the Audit Committee
Richard S. Davis, Director
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers, Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Fund.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Fund.

Effective April 14, 2011, Michael Castellano became a Director of the Fund and Member of the Audit Committee.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	19

Additional Information

General Information

The Fund does not make available copies of its Statements of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Fund’s invest-
ment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with invest-
ment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the
Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share-
holder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington,
DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s
Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to deter-
mine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of
http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

20	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

April 30, 2011
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year				Distributions for the Fiscal Year
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
CII	$0.162336	—	$0.807664	$0.970000	17%	0%	83%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011	21

Additional Information (concluded)

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net invest-
ment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any parti-
cular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

22	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	APRIL 30, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report

should not be considered a representation of future per-

formance. Statements and other information herein are

as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) – Notices to the registrant’s common shareholders in accordance with the order under Section
6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule
19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The
Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: July 5, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: July 5, 2011